UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

TimefireVR Inc.

(Exact name of the registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1607 Ponce de Leon Ave, Suite 407, San Juan, PR 00909

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (833) 373-3228

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Explanatory Note

On May 16, 2019, TimefireVR Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose among other things that it had closed a Share Exchange Agreement (the “SEA”) with Red Cat Propware, Inc., a Nevada corporation (“Red Cat”) and each of the shareholders of Red Cat. This Amendment on Form 8-K/A is being filed for the purpose of amending Item 9.01 of the Initial Form 8-K to disclose that the financial statements of business acquired and the pro forma financial information required to be filed under Item 9.01 will be filed no later than 71 calendar days after the date the Initial Form 8-K was required to be filed.

Item 8.01. Other Events

On June 2, 2019, Red Cat, which upon the closing of the SEA became a wholly-owned subsidiary of the Company, engaged Ciro E. Adams, CPA, LLC to conduct an audit of the financial statements of Red Cat for the last two completed fiscal years, so that the Company can comply with its obligations with respect to the filing of financial statements of business acquired under Items 2.01 and 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements of Red Cat required by this Item 9.01 are not included in this Current Report on Form 8-K. Such financial statements will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

Pro forma financial information relative to the acquired business is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

Exhibit No.	Description
3.1	Certificate of Withdrawal of Certificate of Designation
3.2	Certificate of Designation for Series A Preferred Stock
3.3	Certificate of Designation for Series B Preferred Stock
10.1	Share Exchange Agreement with Red Cat Propware, Inc.
10.2	Warrant issued to Cavalry Fund I LP
10.3	Restricted Stock Unit Agreement with Jonathan Read
10.4	Securities Exchange Agreement with Cavalry Fund I LP
10.5	Securities Exchange Agreement with L1 Capital Global Opportunities Master Fund Ltd.
10.6	Securities Exchange Agreement with Digital Power Lending, LLC
10.7	Securities Exchange Agreement with Gary Smith
10.8	Securities Exchange Agreement with Edward Slade Mead
10.9	Letter Agreement with Jonathan Read
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

TimefireVR Inc.

Date: June 11, 2019	By: /s/ Jeffrey Thompson
Jeffrey Thompson
President and Chief Executive Officer